eaton vance income Fund of boston

eaton vance short duration high income Fund

(the “Funds”)

Supplement to Summary Prospectuses, Statutory Prospectus
and Statement of Additional Information (“SAI”) dated March 1, 2026 as may be supplemented and/or revised from time to time

Effective December 31, 2026 (the “Effective Date”), Stephen C. Concannon, CFA intends to retire and will no longer serve as a portfolio manager of the Funds. Accordingly, on the Effective Date, all references to Mr. Concannon will be removed from the Funds’ Summary Prospectuses, Statutory Prospectus and SAI.

Justin H. Bourgette, CFA, Bo Hunt and Jeffrey D. Mueller will continue to serve as portfolio managers of Eaton Vance Income Fund of Boston.

Justin H. Bourgette, CFA and Bo Hunt will continue to serve as portfolio managers of Eaton Vance Short Duration High Income Fund.

March 19, 2026	48675-00 3.19.26